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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                   __________________________________

                              FORM 8-K

                           CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): August 10, 1999

              American Gaming & Entertainment, Ltd.
_______________________________________________________________________
        (Exact Name of Registrant as Specified in Charter)


                               Delaware
_______________________________________________________________________
                  (State or Other Jurisdiction of
                   Incorporation or Organization)


    0-19049                                             74-2504501
_______________________________________________________________________
  (Commission                                         (IRS Employer
  File Number)                                      Identification No.)


           One Woodland Avenue, Paramus, New Jersey 07652
_______________________________________________________________________
              (Address of Principal Executive Offices)

  Registrant's telephone number, including area code:  (609) 822-8505
                                                       ______________


                            Not Applicable
_______________________________________________________________________
  (Former Name, Address and Former Fiscal Year, if Changed Since Last
   Report)



                                 1 of 3


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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 2.  Acquisition or Disposition of Assets

On August 10, 1999, the Company, with the concurrence of AMGAM Associates ("AMGAM"), American Gaming and Resorts of Mississippi, Inc. ("AGRM") (each a wholly-owned subsidiary of the Company), the Committee for the Unsecured Creditors of AMGAM, the Committee for the Unsecured Creditors of AGRM, IGT, and Shamrock Holdings Group, Inc. (collectively with AGEL, the "AGEL Group") sold the Gold Coast Barge to The President Riverboat Casino-Mississippi, Inc. ("Purchaser"). Pursuant to the sale agreement (the "Agreement"), the Purchaser paid $1,000,000 and delivered a promissory note in the amount of $5,827,500 to the Payment Agent (as defined below). Such note is payable, without interest (subject to a charge of 12% per annum for any delinquent payments), in monthly installments of $290,000 on the first day of each month beginning on September 1, 1999 and continuing through March 1, 2000, with a payment of $145,000 on April 1, 2000 and the balance due and payable on April 15, 2000. The note may be prepaid without penalty and is subject to acceleration upon certain specified events of default. The Purchaser delivered to the AGEL Group a security agreement, preferred ship mortgage and guaranty by President Casinos, Inc., an affiliate of the Purchaser, to secure the payments under such promissory note. Upon closing, all lawsuits filed by the Purchaser and its affiliates and the members of the AGEL Group against each other were dismissed. The Agreement was previously filed as Exhibit 10.27 to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1999 (the "June 1999 10-Q").

As previously disclosed in the June 1999 10-Q, an affiliate of the Purchaser had been chartering the Golden Coast Barge from the Company and the purchase price for the Golden Coast Barge was calculated as $5,000,000 plus all remaining charter payments.

As of June 30, 1999, the Company depreciated the Gold Coast Barge to a book value of $6,827,500. Accordingly, the Company will not recognize any gain or loss upon the sale. The only financial statement impact of the sale will be a decrease in long-term assets (Casino barge and improvements) of $6,827,500 and a corresponding increase in short-term assets (Restricted cash and Note receivable).

Additionally, on August 10, 1999, pursuant to the Agreement, the Purchaser paid $900,000 to the Payment Agent in full satisfaction of all remaining payments due from an affiliate of the Purchaser to AMGAM relating to the purchase of all of the furniture, fixtures and equipment, including certain slot machines, formerly used in the operation of a casino owned by AMGAM.

The amounts paid by Purchaser pursuant to the Agreement are being held by an escrow agent (the "Payment Agent") and shall be disbursed according to the confirmed joint plan of liquidation in the AMGAM and AGRM bankruptcy cases (the "Plan") previously disclosed in the June 1999 10-Q.

As previously disclosed in the June 1999 10-Q, Shamrock orally notified the Company in 1998 that any payments to be disbursed to the Company and/or Shamrock pursuant to the Plan should be paid to Shamrock to reduce the Company's indebtedness to Shamrock.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  American Gaming & Entertainment, Ltd.
                                  _____________________________________
                                  (Registrant)

DATE:     August 16, 1999


                                  By: J. DOUGLAS WELLINGTON
                                  _____________________________________
                                      J. DOUGLAS WELLINGTON
                                      President and Chief Executive
                                      Officer and Principal Accounting
                                      Officer